UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: February 13, 2025
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definiteive Agreement.
On February 13, 2025, the Board of Directors of Sun Communities, Inc. (the “Company”) approved a new form of Indemnification Agreement (the “Indemnification Agreement”) to be entered into with the Company’s directors and officers (each, an “Indemnitee”). The Indemnification Agreement provides generally that the Company will indemnify each Indemnitee to the maximum extent permitted by the Indemnification Agreement and Maryland law in the event an Indemnitee becomes subject to or a participant in certain claims or proceedings as a result of the Indemnitee’s service as a director or officer of the Company. The Company will, subject to certain exceptions, advance to an Indemnitee specified indemnifiable expenses incurred in connection with such claims or proceedings. The Indemnification Agreement supersedes the Company’s previous form of indemnification agreement.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.05	Amendments to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On February 13, 2025, the Company’s Board of Directors adopted a revised Code of Conduct and Business Ethics (the “Revised Ethics Code”), which applies to all directors, officers and employees of the Company and its subsidiaries.

The Revised Ethics Code enhances the Company’s standard of ethical business practices by clarifying the Company’s processes and procedures relating to the reporting of ethics violations, and certain other technical amendments.

The Revised Ethics Code is filed as Exhibit 14.1 to this Form 8-K and incorporated by reference in this Item 5.05. The Revised Ethics Code can also be accessed on the Company’s website: https://www.suninc.com/governance-documents.

Item 8.01	Other Events.
On February 13, 2025, the Company’s Board of Directors adopted a revised Insider Trading Policy (the “Revised Insider Trading Policy”), which is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference in this Item 8.01. The Revised Insider Trading Policy can also be accessed on the Company’s website: https://www.suninc.com/governance-documents.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

10.1    Form of Indemnification Agreement
14.1    Code of Conduct and Business Ethics
99.1    Insider Trading Policy
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: February 19, 2025	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer